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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):           July 29, 1999
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                              BOSTON EDISON COMPANY
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



      Massachusetts                   1-2301                   04-1278810
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(STATE OR OTHER JURISDICTION        (COMMISSION               (IRS EMPLOYER
      OF INCORPORATION)             FILE NUMBER)            IDENTIFICATION NO.)



                      800 Boylston Street, Boston, MA 02199
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               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)



REGISTRANT'S TELEPHONE NUMBER:                (617) 424-2000
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                                       N/A
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          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)




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ITEM 5.  OTHER EVENTS

     On July 29, 1999, BEC Funding LLC, a subsidiary of Boston Edison Company, closed the sale of $725 million of notes to Massachusetts RRB Special Purpose Trust BEC-1, a special purpose trust. The trust in turn sold $725 million of rate reduction bonds to the public. The notes were issued in five classes with varying maturities. The bonds were issued in five identical classes with identical maturities.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(A)      NOT APPLICABLE

(B)      NOT APPLICABLE

(C)      EXHIBITS:

10.13    Underwriting Agreement

10.14    Transition Property Purchase and Sale Agreement

10.15    Transition Property Servicing Agreement

10.16    Administration Agreement

10.17    Limited Liability Company Agreement of BEC Funding LLC

99.4     Note Indenture

99.5     Certificate Indenture

99.6     Declaration of Trust

99.7     Notes

99.8     Rate Reduction Certificates

99.9     Note Purchase Agreement

99.10    Fee and Indemnity Agreement

99.11    Issuance Advice Letter

99.12    Certificate of Formation of BEC Funding LLC

99.13    Financing Order




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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        Boston Edison Company


Date: August 13, 1999                   By: /s/ Robert J. Weafer, Jr.
                                            ------------------------------------
                                            Name: Robert J. Weafer, Jr.
                                            Title: Vice President - Finance,
                                                   Controller and Chief
                                                   Accounting Officer







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                                  EXHIBIT INDEX


         The following designated exhibits are filed herewith:

10.13    Underwriting Agreement

10.14    Transition Property Purchase and Sale Agreement

10.15    Transition Property Servicing Agreement

10.16    Administration Agreement

10.17    Limited Liability Company Agreement of BEC Funding LLC

99.4     Note Indenture

99.5     Certificate Indenture

99.6     Declaration of Trust

99.7     Notes

99.8     Rate Reduction Certificates

99.9     Note Purchase Agreement

99.10    Fee and Indemnity Agreement

99.11    Issuance Advice Letter

99.12    Certificate of Formation of BEC Funding LLC

99.13    Financing Order



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